UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c−5(d)(2))
[ ]	Definitive Information Statement

FELLAZO CORP.

(Name of Registrant As Specified in Charter)

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FELLAZO CORP.

8th Floor, Wisma Huazong, Lot 15285, 0.7km Lebuhraya Sungai Besi, 43300 Seri Kembangan,

Selangor Darul Ehsan, Malaysia

NOTICE OF CORPORATE ACTION TAKEN BY WRITTEN CONSENT

OF THE MAJORITY STOCKHOLDERS WITHOUT SPECIAL MEETING OF THE STOCKHOLDERS

Dear Stockholders:

We are writing to advise you that, on August 1, 2017, the board of directors of Fellazo Corp., a Nevada (“Fellazo,” “the Company,” “we” or “us”), and certain stockholders representing more than a majority of our outstanding voting capital (the “Majority Stockholders”) approved by written consent the taking of all steps necessary to effect the following action (the “Corporate Action”):

1.	Amend the Company’s Articles of Incorporation filed with the Nevada Secretary of State (the “Articles of Incorporation”) to increase the Company’s authorized capital stock from 75,000,000 shares of Common Stock, par value $0.001, to 1,000,000,000 shares of Common Stock, par value $0.001.

The amendments to the Articles of Incorporation will not be effective until the Company files the Amended and Restated Articles of Incorporation with the Nevada Secretary of State.

Pursuant to the provisions of the General Corporation Law of Nevada and our Articles of Incorporation, the holders of at least a majority of the outstanding shares of Common Stock are permitted to approve the amendment by written consent in lieu of a meeting, provided that prompt notice of such action is given to the other stockholders of our Company. This written consent assures that the amendment will occur without your vote. Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an information statement must be sent to our holders of Common Stock who do not sign the written consent at least twenty (20) days prior to the effective date of the action. This notice, which is being sent to all holders of Common Stock of record on August 1, 2017, is intended to serve as such notice under Nevada law and as the information statement required by the Exchange Act.

No action is required by you to effectuate this action. The accompanying Information Statement is furnished only to inform our stockholders of the action described above before they take effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTION. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

By order of the Board of Directors,

/s/ Prof. Dr. Wong Kong-Yew
Prof. Dr. Wong Kong-Yew
Chief Executive Officer and Director
August 7, 2017

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FELLAZO CORP.

INFORMATION STATEMENT REGARDING

CORPORATE ACTION TAKEN BY WRITTEN CONSENT OF

OUR BOARD OF DIRECTORS AND HOLDERS OF

MORE THAN A MAJORITY OF OUR VOTING CAPITAL STOCK

IN LIEU OF SPECIAL MEETING

Fellazo Corp. (“Fellazo,” “the Company,” “we” or “us”) is furnishing this Information Statement to you to provide a description of action taken by our Board of Directors and the holders of more than a majority of our outstanding voting capital stock on August 1, 2017, in accordance with the relevant sections of the Nevada Revised Statutes of the State of Nevada (the “NRS”).

This Information Statement is being mailed on August 17, 2017 to stockholders of record on August 1, 2017 (the “Record Date”). The Information Statement is being delivered only to inform you of the Corporate Action described herein before such action take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF MORE THAN A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTION. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

GENERAL DESCRIPTION OF CORPORATE ACTION

On August 1, 2017, our Board of Directors (the “Board”) and the holders of more than a majority of our outstanding voting capital stock delivered executed written consents authorizing and approving the taking of all steps necessary to effect the following action (the “Corporate Action”):

1.	Amend the Company’s Articles of Incorporation filed with the Nevada Secretary of State (the “Articles of Incorporation”) to increase the Company’s authorized capital stock from 75,000,000 shares of Common Stock, par value $0.001, to 1,000,000,000 shares of Common Stock, par value $0.001.

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VOTING AND VOTE REQUIRED

Pursuant to Fellazo’s Bylaws and the NRS, a vote by the holders of at least a majority of Fellazo’s outstanding capital stock is required to effect the Corporate Action. Each Common Stockholder is entitled to one vote for each share of Common Stock held by such stockholder. As of the Record Date, Fellazo had 75,000,000 shares of Common Stock issued and outstanding, and no preferred stock issued and outstanding. The voting power representing not less than 37,500,001 shares of Common Stock is required to pass any stockholder resolutions. Pursuant to Chapter 78.320 of the NRS, the following stockholders holding an aggregate of 74,608,000 shares of Common Stock, or approximately 99.48% of the issued and outstanding shares of our Common Stock on the Record Date, delivered an executed written consent dated August 1, 2017, authorizing the Corporate Action.

Name	Common Shares Beneficially Held	Percentage of Issued and Outstanding
WONG KONG YEW	70,414,500	93.89%
YAP KIT CHUAN	1,525,000	2.03%
HUANG MINXI	1,295,500	1.73%
ABDUL RIZAM BIN MOHD AKHIR	65,000	0.09%
CHANG KAH HIUNG	65,000	0.09%
CHANTHRAMOHAN A/L SUPRAMANIAM	65,000	0.09%
CHEAH YEAN SIN	65,000	0.09%
CHOW CHIN SEONG	65,000	0.09%
FOONG MEI YEE	65,000	0.09%
LING MEE PING	65,000	0.09%
TAN JIN WAI	65,000	0.09%
YAP JEE WYE	65,000	0.09%
YAP WAN LIN	65,000	0.09%
YONG POW KIM	65,000	0.09%
CAO LIUXIA	55,000	0.07%
CAO LONGYAN	55,000	0.07%
CHU BOON SIONG	55,000	0.07%
GU SHUQIN	55,000	0.07%
HU ENKE	55,000	0.07%
MA CUI	55,000	0.07%
SHI YAOCHENG	55,000	0.07%
WAN AZLAN SIM BIN ABDULLAH	55,000	0.07%
YANG XIAODONG	55,000	0.07%
YEO CHIN MENG	55,000	0.07%
ZHENG SISI	55,000	0.07%
NG FUNG YING	53,000	0.07%
TOTAL	74,608,000	99.48%

The Corporate Action will not be effective until the Company files the Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State. No further action on the part of stockholders is required to authorize or effect the amendments to the Articles of Incorporation.

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NO APPRAISAL RIGHTS

Under the NRS, stockholders are not entitled to appraisal rights with respect to the Corporate Action, and we will not provide our stockholders with such rights.

GENERAL INFORMATION

Fellazo will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Fellazo will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred, if any, by them in sending this Information Statement to the beneficial owners of Fellazo’s Common Stock.

Fellazo will deliver only one Information Statement to multiple security holders sharing an address unless Fellazo has received contrary instructions from one or more of the security holders. Upon written or oral request, Fellazo will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: Fellazo Corp., 8th Floor, Wisma Huazong, Lot 15285, 0.7km Lebuhraya Sungai Besi, 43300 Seri Kembangan, Selangor Darul Ehsan, Malaysia Attn: Secretary. The Secretary may also be reached by telephone at +603 8938 5638.

CORPORATE ACTION

INCREASE IN AUTHORIZED CAPITAL

On August 1, 2017, the Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting an amendment to the Articles of Incorporation to increase its authorized share capital from 75,000,000 shares of Common Stock, par value $0.001, to 1,000,000,000 shares of Common Stock, par value $0.001 The proposed amendment to our Articles of Incorporation is included in the Amended and Restated Articles of Incorporation, which is attached hereto as Exhibit 1. The general purpose and effect of this amendment to our Articles of Incorporation is to increase our authorized share capital, which we believe will enhance our ability to finance the development and operation of our business.

Reasons For The Increase In Authorized Capital

Our Board authorized and approved the proposed amendment to our Articles of Incorporation to increase our authorized share capital so that such shares will be available for issuance for general corporate purposes, including financing activities, without the requirement of further action by our stockholders. Potential uses of the additional authorized shares may include, but are not limited to, public or private offerings, conversions of convertible securities, issuance of options pursuant to employee stock option plans, acquisition transaction and other general corporate purposes. Increasing the authorized number of shares of our Common Stock will give us greater flexibility and will allow us to issue such shares, in most cases, without the expense or delay of seeking stockholder approval. We are at all times investigating additional sources of financing, business candidates and other opportunities which our Board believes will be in our best interests and in the best interests of our stockholders. The Company had commenced its transformation into an IT based company specialized in Mobile Application Developments with worldwide clientele and a portfolio investment company in primary industries such as healthcare, energy, development and capital market effective the following quarter. We may also conduct a private placement of our securities to secure additional working capital for the Company. Except as set forth above, as of the date of this filing we do not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares of Common Stock for any purpose or which may result in a change in control of the Company.

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Effect of the Increase in Authorized Capital; Anti-Takeover Implications

The amendment to our Articles of Incorporation to increase our authorized share capital will not have any immediate effect on the rights of existing stockholders. However, our Board will have the authority to issue shares of our Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional shares of Common Stock are issued in the future, such issuance will decrease the existing stockholders’ percentage equity ownership, dilute the earnings per share and book value per share of outstanding shares of Common Stock and, depending upon the price at which they are issued, could be dilutive to the existing stockholders.

Although the increase in authorized capital is prompted by business and financial considerations, stockholders nevertheless should be aware that such increase could facilitate future efforts by our management to deter or prevent a change in control of the Company. By way of example, our management could issue additional shares to dilute the stock ownership and the voting power of persons seeking to obtain control of the Company or shares could be issued to purchasers who would support the Board in opposing a takeover proposal. In addition, the increase in authorized shares may have the effect of delaying or discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful, including challenges that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. The Board and executive officers of the Company have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of Common Stock.

We have not opted out of the business combination or acquisition of a controlling interest statutes, and these statutes do not currently apply to us.

Other than as discussed in this Information Statement, there are no provisions of our articles, bylaws, employment agreements or credit agreements have material anti-takeover consequences.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 1, 2017, certain information regarding the ownership of Fellazo’s capital stock by each director and executive officer of Fellazo, each person who is known to Fellazo to be a beneficial owner of more than 5% of any class of Fellazo’s voting stock, and by all officers and directors of Fellazo as a group. Unless otherwise indicated below, to Fellazo’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of August 1, 2017, are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 75,000,000 shares of Common Stock issued and outstanding on a fully diluted basis, as of August 1, 2017.

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Name and Address of Beneficial Owner(1)	Amount (number of shares)	Percentage of Outstanding Shares of Common Stock
WONG KONG YEW (2)	70,414,500	93.89%
YAP KIT CHUAN (2)	1,525,000	2.03%
HUANG MINXI (2)	1,295,500	1.73%
All executive officers and directors as a group (one person)	73,235,000	97.65%

(1) Unless otherwise noted, the address of each person listed is c/o Fellazo Corp., 8th Floor, Wisma Huazong, Lot 15285, 0.7km Lebuhraya Sungai Besi, 43300 Seri Kembangan, Selangor Darul Ehsan, Malaysia

(2) On September 9, 2016, Prof. Dr. Wong Kong-Yew was appointed to serve as our President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors of the Company, Dr. Huang Minxi and Yap Kit Chuan were appointed to serve as the Director of the Company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except in their capacity as beneficial owners of our capital stock, none of our officers, directors or any of their respective affiliates has any interest in the Corporate Action.

PROPOSALS BY SECURITY HOLDERS

None.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward- looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results and objectives. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the SEC.

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ADDITIONAL AND AVAILABLE INFORMATION

We file annual, quarterly and current reports, proxy and information statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. You may read and copy this information at the Public Reference Section at the Securities and Exchange Commission at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information about issuers that file electronically with the SEC. The address of that site is http://www.sec.gov. Our public filings are also available to the public from commercial document retrieval services.

Dated: August 7, 2017	By order of the Board of Directors

	By:	/s/ Prof. Dr. Wong Kong-Yew
Prof. Dr. Wong Kong-Yew
	Its:	Chief Executive Officer and Director

Exhibit 1: Certificate of Amendment to Articles of Incorporation of the Company.

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